UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant     x

Filed by a Party other than the Registrant     ¨

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

SENTRY PETROLEUM LTD.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies: ___________________________________________________________________________________
	(2)	Aggregate number of securities to which transaction applies: ___________________________________________________________________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________________

	(4)	Proposed maximum aggregate value of transaction: ___________________________________________________________________________________
	(5)	Total fee paid: ___________________________________________________________________________________
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: ___________________________________________________________________________________
	(2)	Form, Schedule or Registration Statement No.: ___________________________________________________________________________________
	(3)	Filing Party: ___________________________________________________________________________________
	(4)	Date Filed: ___________________________________________________________________________________

SENTRY PETROLEUM LTD.

999 18th Street

Suite 3000

Denver, Colorado 80202

Date: June 29, 2011

Dear Stockholder:

You are cordially invited to attend the 2011 annual meeting of stockholders of SENTRY PETROLEUM LTD., which will be held on August 15, 2011 at 10:00 a.m. local time at Level 29 - 221 St Georges Terrace, Perth Western Australia 6000 Australia.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

I would like to express my appreciation for your continued interest in the affairs of the Company.

Sincerely,

DR. RAJ RAJESWARAN

Dr. Raj Rajeswaran

Chief Executive Officer and President

Admission to the annual meeting will be limited to stockholders.  Please note that admission ticket and picture identification will be required to enter the annual meeting.  Each stockholder will be entitled to bring a guest to the annual meeting.  For stockholders of record, an admission ticket is printed on the back cover of these proxy materials and on the notice of annual meeting.  An individual arriving without an admission ticket will not be admitted unless it can be verified that the individual was a stockholder as of the record date.  Backpacks, cameras, cell phones with cameras, recording equipment and other electronic recording devices will not be permitted at the annual meeting.  Sentry Petroleum  reserves the right to inspect any persons or items prior to their admission to the annual meeting.  Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the meeting.

2 | Page

SENTRY PETROLEUM LTD.

999 18th Street

Suite 3000

Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Monday, August 15, 2011

To the Stockholders:

Notice is hereby given that the 2011 Annual Meeting of the Stockholders of SENTRY PETROLEUM LTD. ("Sentry" or the "Company") will be held at Level 29 - 221 St Georges Terrace, Perth Western Australia 6000 on Monday, August 15, 2011 at 10:00 a.m., for the following purposes:

1.

To elect five (5) directors;

2.

To approve the previous issuance of 2,825,000 options to certain management and directors;

3.

To ratify the appointment of K.R. Margetson Ltd. as our independent registered public accounting firm; and

4.

To transact such other business as may properly come before the annual meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on June 27, 2011 are entitled to notice of, and to vote at, the annual meeting.

You are cordially invited to attend the annual meeting.  Whether or not you plan to attend the annual meeting, please sign, date and return your proxy to us promptly.  Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

Copies of our notice of annual meeting, proxy statement and 2011 Annual Report to Stockholders are available at http://www.sentrypetroleum.com/annual-report-2011

By order of the Board of Directors

DR. RAJ RAJESWARAN

Dr. Raj Rajeswaran

Chief Executive Officer and President

June 29, 2011

Denver, Colorado

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.  THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING.  PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION.  SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR STOCK AT THE MEETING IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

3 | Page

4 | Page

SENTRY PETROLEUM LTD.

PROXY STATEMENT

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY SENTRY PETROLEUM LTD., ITS AFFILIATES OR ANY OTHER PERSON.

2011 ANNUAL MEETING OF STOCKHOLDERS

General

The enclosed proxy is solicited on behalf of the Board of Directors of Sentry Petroleum Ltd. (the "Company") for use at the 2011 Annual Meeting of Stockholders to be held at 10:00 a.m. on Monday, August 15, 2011, or at any adjournment or postponement thereof, at Level 29 - 221 St Georges Terrace, Perth Western Australia 6000 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.  Stockholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date.

These proxy solicitation materials were first mailed on or about July 5, 2011 to all stockholders entitled to vote at the annual meeting.

Record Date and Voting Securities

The close of business on June 27, 2011 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the annual meeting. Only holders of record as of the record date of shares of our common stock, $0.0001 par value per share, are entitled to notice of and to vote at the annual meeting. On June 27, 2011, there were an aggregate of 47,386,207 shares of common stock outstanding and entitled to vote, held by approximately 6,000 stockholders.

Stockholder of Record: Shares Registered in Your Name.  If on June 27, 2011 your shares were registered directly in your name with our transfer agent, Interwest Transfer Co inc, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy via telephone or the Internet as instructed on your proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank.  If on June 27, 2011 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. If you do not provide instructions for voting the shares that you beneficially own, the organization holding your shares cannot vote them for you for Proposal 1, the election of directors, or Proposal 2, the approval of the issuance of 2,825,000 options to certain management and directors.  We encourage you to provide voting instructions to the brokerage firm, bank, dealer, or other similar organization that is the record holder of your shares. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the Internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you provide a valid proxy from your broker, bank or other custodian.

5 | Page

Revocability of Proxies

You may revoke your proxy at any time before it is voted at the annual meeting.  In order to do this, you may either:

•	sign and return another proxy bearing a later date;

•	provide written notice of the revocation to our Secretary, prior to the time we take the vote at the annual meeting; or

•	attend the meeting and vote in person.

Execution of a proxy by a stockholder will not affect such stockholder’s right to attend the annual meeting and to vote in person. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

Quorum Requirement

The presence, in person or by proxy duly authorized, of five percent of all the shares outstanding, represented by stockholders of record, will constitute a quorum of that voting group for action on that matter. Shares of common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the annual meeting.

Voting

Each share of common stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the annual meeting.

Nominees for director that are elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, either present in person or represented by proxy at the meeting, up to the number of directors to be elected by such shares. Votes may be cast in favor of the election of directors or withheld. Stockholders may vote in favor of or against any of these proposals, or they may abstain.

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you may vote by proxy using the enclosed proxy card, , or vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person if you have already voted by proxy.

>

To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

>

To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

Beneficial Owner: Shares Registered in the Name of Broker or Bank.  If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, (that is, in "street name"), then these proxy materials are being forwarded to you by that organization you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks enable beneficial holders to give voting instructions via telephone or the Internet. Please refer to the voting instructions provided by your bank or broker. To vote in person at the annual meeting, you must provide a valid proxy from your broker, bank, or other custodian. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

6 | Page

If you return a signed and dated proxy card without marking any voting selections, your shares will only be voted for Proposal 3, ratification of K.R. Margetson Ltd. as our independent registered public accounting firm, and not for Proposals 1 and 2.  Thus, if you are not a record holder, you must provide voting instructions to the record holder of the shares in accordance with its requirements in order for your shares to be properly voted in the election of directors (Proposal 1) and the approval of the previous issuance of 2,825,000 options to certain management and directors (Proposal 2).  If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

In the past, if you beneficially owned your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your bank or broker was allowed to vote those shares on your behalf in the election of directors as it felt appropriate.  Recent regulatory changes take away the ability of your bank or broker to vote your shares in the election of directors on a discretionary basis.  Thus, if you beneficially own your shares in street name and you do not instruct your bank or broker how to vote in the election of directors (Proposal 1), no votes will be cast on your behalf.  You will also have to instruct your bank or broker how to vote on the approval of the previous  issuance of 2,825,000 options to certain management and directors (Proposal 2).  Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 3).

If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage paid reply envelope that we have provided.  Of course, you may also choose to come to the annual meeting and vote your shares in person.  The proxy holders will vote your shares in accordance with those instructions.  If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Abstentions and Broker Non-Votes

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting.  Consequently, if you abstain from voting on the proposal to elect directors, your abstention will have no effect on the outcome of the vote with respect to this proposal.

If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange ("NYSE") on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under NYSE rules applicable to our prior annual meetings, the uncontested election of a member of the Board of Directors was considered "discretionary" and brokers were permitted to vote your shares held in street name even in the absence of your instructions. Under recently adopted NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered "non-discretionary" and therefore brokers are no longer permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. Both Proposal 1, the election of directors,  and Proposal 2, the approval of the previous issuance of 2,825,000 options to certain management and directors,  are "non-discretionary."  Therefore, if you hold your shares through a broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.

A “broker non-vote” occurs when a broker expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.  Broker non-votes are counted for the purpose of determining the presence or absence of a quorum, but are not counted for determining the number of votes cast for or against a proposal.  Your broker will have discretionary authority to vote your shares on Proposal 3 and any other business that properly comes before the annual meeting, but not on Proposal 1 or Proposal 2, as described above.

7 | Page

Stockholder List

The stockholder list as of the record date will be available for examination by any stockholder at our corporate office, 999 18th Street, Suite 3,000 Denver, Colorado 80202, beginning July 20, 2011, which is at least ten business days prior to the date of the meeting and the stockholder list will be available at the annual meeting.

Proxy Solicitation Costs

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $5,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company’s proxies and related materials may be directed in writing to the Chief Executive Officer, Raj Rajeswaran, 999 18th Street Suite 3000 Denver CO 80202.

Our Voting Recommendations

Our Board of Directors recommends that you vote:

•	FOR the election of the five nominees to the Board of Directors (Proposal 1);

•	FOR the previous issuance of 2,825,000 options to certain management and directors (Proposal 2); and

•	FOR the ratification of the appointment of K.R. Margetson Ltd. as our independent registered public accounting firm (Proposal 3).

Voting Results

The preliminary voting results will be announced at the annual meeting.  The final voting results will be calculated by our Inspector of Elections and published in our report on Form 8-K within four business days of the meeting.

Stockholders Sharing the Same Address

The Company has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission.  Under this procedure, we will deliver only one copy of the annual report and proxy statement to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder.  This procedure reduces our printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to receive separate proxy cards.

The Company will deliver, promptly upon written or oral request, a separate copy of the annual report and the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the annual report or proxy statement, you may write or call our Investor Relations Department at 999 18th Street, Suite 3,000 Denver, Colorado 80202, telephone (866) 760-4689.  Any stockholders of record who share the same address and currently receive multiple copies of our annual report and proxy statement and who wish to receive only one copy of these materials per household in the future should contact our Investor Relations Department at the address or telephone number listed above to participate in the householding program.  A number of brokerage firms have instituted householding.  If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

8 | Page

Dissenters' Right of Appraisal

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the annual meeting.

Deadline for Receipt of Stockholder Proposals for 2012 Annual Meeting of Stockholders

No proposals have been received from any stockholder to be considered at the annual meeting.

The deadline for submittals of stockholder proposals for the next regularly scheduled annual meeting will be not less than 120 calendar days before the date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting. A stockholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of our proxy statement to our stockholders. Stockholders wishing to present a proposal at our 2012 annual meeting of stockholders must submit such proposal to us by March 7, 2012, if they wish it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

The stockholder’s notice shall include all information required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act, and the rules thereunder, as well as, the name of the stockholder, their address of record, the class and number of shares of the Company beneficially held by the stockholder, a description of all arrangements or understandings between the stockholder and each proposed nominee and any other persons pursuant to which nomination(s) are to be made by such stockholder, a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and a written consent of the proposed nominee(s) to be named as a director.

Other Matters

Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the meeting.  Our Board of Directors is not currently aware of any other matters that will be presented by others for action at the meeting.  However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxy holders will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934, as amended.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, AUGUST 15, 2011:

Copies of this proxy statement, the form of proxy and our annual report on Form 10-K for the year ended February 28, 2011 are available online at http://www.sentrypetroleum.com/annual-report-2011

9 | Page

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

A Board of five directors will be elected at the annual meeting, to hold office for one year until the next annual meeting of stockholders, and until that person’s successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following person to serve as director unless the stockholder indicates to the contrary on the proxy. Management expects that the nominee will be available for election, but if not, it is intended that such proxy will be voted for the election of other nominees to be designated by the Board of Directors to fill any such vacancy.

The names of the nominees and certain information about them as of the date of this proxy statement are set forth below:

Name of Nominee	Age	Title	Director Since

Dr. Raj Rajeswaran	61	President, Chief Financial Officer and Director
Alan Hart	59	Vice President – Exploration and Director
Dr. Paul Boldy	54	Chief Financial Officer and Director
Dr. John Kaldi	59	Director
Arne Raabe	41	Corporate Secretary and Director

Dr. Raj Rajeswaran.  Dr. Raj Rajeswaran, President and Chief Executive Officer, has been a director of Sentry Petroleum Ltd. since March 4, 2008 and was appointed President on May 28, 2008 and Chief Executive Officer on August 1, 2008. Dr. Rajeswaran was awarded a Ph.D. in Petroleum Engineering from Heriot-Watt University in Edinburgh, Scotland in 1974 and a Masters in Business Administration from Hull University in the United Kingdom in 1995. Since September 2004, Dr. Rajeswaran has been employed by the Bank of Scotland International as its Technical Director for Australia and Asia, Corporate Project Finance Division. Since April 2003, Dr. Rajeswaran has also been employed by Curtin University of Technology in Perth, Australia as a Professor of Petroleum Engineering and Director of Postgraduate Studies and Industry Training. At Curtin University of Technology, Dr. Rajeswaran was solely responsible for establishing the Master of Petroleum Well Engineering in 1999. From June 1999 to April 2003, Dr. Rajeswaran held the position of Professor and Head of Department of Petroleum Engineering and Director of West Australian Petroleum Research Centre. He established the department of petroleum engineering and introduced the master's program in petroleum engineering. In 2001, the newly created professional doctorate program commenced. Dr. Rajeswaran is not a director of any other reporting company. The Company believes that Dr. Rajeswaran’s broad entrepreneurial, financial and business expertise and his experience with micro-cap public companies and his role as President and Chief Executive Officer give him the qualifications and skills to serve as a Director.

Alan Hart.  Mr. Alan Hart is our founder and has been a member of the Board of Directors since our inception on February 23, 2006. Mr. Hart obtained his Master's Degree in Geology from the University of Texas at Arlington in 1979 and has worked in various capacities within the oil and gas industry since his graduation. He has worked both domestically and internationally with such firms as Hunt Oil, Atlantic Richfield and Arco in North and West Africa, Central America, Southeast Asia, Australia and New Zealand. In 1996, he established Golden Downs Consulting to assist petroleum companies developing exploration properties in the Australasian region. From May 2001 to June 2002, Mr. Hart was managing Director of Golden Downs Consulting providing project management services to companies operating in Austral Asia. These projects included completion of a two-year basin and hydrocarbon system analysis of the Northern Taranaki Basin, New Zealand, for Houston based EEX Corporation. From July 2002 until his resignation in June 2005, Mr. Hart was the Chief Executive Officer, President and a Director of TAG Oil Ltd (OTCBB: TAGOF) (TSX:TAO), a Canadian incorporated company operating in New Zealand. In this capacity, he reviewed farming opportunities worldwide and attended all operating and technical committee meetings associated with these permits and reviewed the geological and economic parameters of each well. In June 2005, he resigned as officer and director of TAG Oil and resumed his post as managing Director of Golden Downs Consulting. In July 2005, he provide consulting services to L&M Mining, a privately held New Zealand based gold and coal mining company to expand their activities into the petroleum sector. Under Mr. Hart's direction, L&M Mining successfully applied for and were awarded three exploration permits on the South Island, New Zealand. Mr. Hart was responsible for overseeing the permit application process, work obligation program, initial fieldwork, and seismic requisition planning.

10 | Page

In October 2005, Mr. Hart was contracted by SCA, a Houston based geological consulting firm, to complete a project in Mumbai, India for Reliance Industries. The project included a sequence stratigraphic study over two of Reliance's offshore permits and provided the company with three previously unknown prospects. In early 2006, Mr. Hart acted as an expert witness in a High Court case involving Crown Minerals, New Zealand and Bounty Oil & Gas NL. His three week testimony concluded in late April 2006. Mr. Hart is currently managing Director of Golden Downs Consulting in addition to his position with Sentry Petroleum. Mr. Hart is a member of the American Association of Petroleum Geologists, Geological Association of America, the Indonesian Petroleum Association and a published author, most recently his article in the Oil and Gas Journal on exploration opportunities in Austral Asia. Mr. Hart is not a director of any other reporting company. The Company believes that Mr. Hart’s broad entrepreneurial, financial and business expertise and his experience with micro-cap public companies give him the qualifications and skills to serve as a Director.

Dr. Paul Boldy.  Since April 2008, Dr. Boldy has been managing Director Marketing and Origination for Asia Real Capital Ltd. seeking investment finance for renewable energy, bio fuels and other clean technology developments. From March 2006 through March 2008, he was General Manager for Sino Land Company Ltd. where he was responsible for the office and residential leasing portfolios in Hong Kong (6.5 million sq ft). In July 2002, he started Boldy and Associates, a consultancy that focused on representing new companies coming into Asia and advising on their market strategy and executing against it. From June 2000 to June 2002, he was Chief Operating Officer, Asia Pacific with Linklaters, where he was responsible for the key functions of finance, HR, knowledge management, IT and marketing, as well as profit and loss for the Region. He was a Member of the Global Operations Committee responsible for strategy as well producing the business plans and budgets for each office. Paul gained his law degree from Leeds University (1978), an MBA from Bradford Management Centre (1990) and his doctorate from the University of Newcastle, Australia, (2009) with his thesis presented at conferences. Dr. Boldy is not a director of any other reporting company. The Company believes that Dr. Boldy’s broad entrepreneurial, financial and business expertise and his experience with micro-cap public companies give him the qualifications and skills to serve as a Director.

Arne Raabe.  Arne Raabe was appointed Corporate Secretary on January 10, 2011. Mr. Raabe has been a member of the Board of Directors since December 29, 2008 and prior to his appointment as Corporate Secretary, he acted as Chief Financial Officer from February 26, 2009 to October 1, 2010. He holds a B.A. in Finance and a Masters in Economics from University of South Florida in 1996. Mr. Raabe brings a wealth of experience in corporate finance and SEC compliance to Sentry Petroleum and his key competencies lie in his understanding of the complex environment in which international oil companies operate. In December 2004, he held the position of interim Director for American Media Systems Co. assisting in the start up of the company. Mr. Raabe resigned as a director for American Media Systems Co. on December 31, 2004 and consented to act as director and officer of Raphael Industries Ltd., a company in the database management industry, in October of 2005. On December 5, 2005, he was appointed director and Chief Executive Officer.  On June 29, 2006, he consented to act as interim President of Gondwana Energy Ltd. On October 22, 2006 Mr. Raabe resigned from his positions with Gondwana Energy Ltd. Mr. Raabe is not a director of any other reporting company. The Company believes that Mr. Raabe’s broad entrepreneurial, financial and business expertise and his experience with micro-cap public companies give him the qualifications and skills to serve as a Director.

Dr. John Kaldi.  Dr. John Kaldi has been a Director of Sentry Petroleum Ltd since April 23, 2008. Dr. Kaldi obtained his Ph.D. in Geology from Cambridge University, England in 1980, and has 28 years experience in the petroleum industry with such organizations as Shell, Arco and Vico. Dr. Kaldi has also served as Director of the Australian National Centre for Petroleum Geology and Geophysics, as Head of the Australian School of Petroleum, University of Adelaide and is currently Chief Scientist of the Australian Cooperative Research Centre for Greenhouse Gas Technologies and holder of the Australian Chair of Geosequestration. Since July 2005, Dr. Kaldi has held the position of director of research, Storage and Education and Training Programs, Australian Cooperative Research Centre for Greenhouse Gas Technologies (CO2CRC). Responsibilities include supervision of over 25 researchers in multi-disciplinary, multi-institutional, multi-locational research program to determine feasibility and potential sites for geosequestration of CO2. From 2003 through 2005, Dr. Kaldi was Head of School, Australian School of Petroleum (ASP), University of Adelaide. Responsibilities included management of largest University petroleum research organisation in Australia, comprising 35 full-time staff and more than 150 students in the fields of Petroleum Geoscience, Engineering and Management; with annual budget of over $6.5 million. Prior to 2003, he was Director, National Centre for Petroleum Geology & Geophysics (NCPGG), University of Adelaide. During 1995 through 1997, he held the position of Chief Development Geologist ARCO Bali North, Jakarta, Indonesia. Between 1991 through 1995, he worked as Geological specialist for ARCO Indonesia.  From 1987 to 1991, he was senior reservoir geologist with ARCO Oil and Gas Co., Plano, Texas, working on various teams responsible for production of fields in Alaska, North Sea, and Indonesia. Dr. Kaldi is not a director of any other reporting company.  The Company believes that Dr. Kaldi’s broad entrepreneurial, financial and business expertise and his experience with micro-cap public companies give him the qualifications and skills to serve as a Director.

11 | Page

Our Directors are elected annually and hold office until the next annual meeting of our stockholders or until their successors are elected and qualified.  Officers are elected annually and serve at the discretion of the Board of Directors. There is no family relationship between any of our directors, director nominees and executive officers. Board vacancies are filled by a majority vote of the Board.

Vote Required

If a quorum is present and voting, the five nominees receiving the greatest number of votes will be elected to the Board of Directors.  Votes withheld from any nominee will be counted for purposes of determining the presence or absence of a quorum for transaction of business at the meeting, but will have no other legal effect upon the election of directors.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE

FOR EACH OF THE FIVE NOMINEES NAMED ABOVE.

12 | Page

CORPORATE GOVERNANCE

Composition of the Board of Directors

Our Board of Directors currently consists of five members, including our Chief Executive Officer, Chief Financial Officer, Vice President of Exploration, and Corporate Secretary. We have one director that qualifies as an independent director under independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Board of Directors Meetings

Our Board of Directors held four meetings during the fiscal year ended February 28, 2011.  Each of our directors attended at least 75% of the meetings of the Board of Directors in the fiscal year ended February 28, 2011.  Our directors are expected, absent exceptional circumstances, to attend all Board meetings, and are also expected to attend our annual meeting of stockholders.

Board of Directors Committees

The Board of Directors currently has no standing committees. The entire board acts as the audit, compensation, and nominating and corporate governance committees. Our Board of Directors may, from time to time, establish these or other committees. The audit committee operates under a written charter adopted by the Board. The charter is available in print to any stockholder upon request.

Under the Sarbanes-Oxley Act of 2002, all audit and non-audit services performed by the Company’s independent accountants must be approved in advance by the audit committee to assure that such services do not impair the accountants’ independence from the Company. Accordingly, the audit committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) that sets forth the procedures and the conditions pursuant to which services to be performed by the independent accountants are to be pre-approved. Pursuant to the Policy, certain services described in detail in the Policy may be pre-approved on an annual basis, together with pre-approved maximum fee levels for such services. The services eligible for annual pre-approval consist of services that would be included under the categories of Audit Fees, Audit-Related Fees and Tax Fees in the table, as well as services for limited review of actuarial reports and calculations. If not pre-approved on an annual basis, proposed services must otherwise be separately approved prior to being performed by the independent accountants. In addition, any services that receive annual pre-approval but exceed the pre-approved maximum fee level also will require separate approval by the audit committee prior to being performed. The audit committee may delegate authority to pre-approve audit and non-audit services to any member of the audit committee, but may not delegate such authority to management.

Board of Directors Oversight of Risk Management

Our entire Board of Directors oversees our risk management process. Our Board of Directors oversees a company-wide approach to risk management, carried out by management. Our entire Board of Directors determines the appropriate risk for us generally, assesses the specific risks faced by our Company and reviews the steps taken by management to manage those risks.

The Board is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements and the incentives created by the compensation awards it administers. Our Board believes that the Company’s overall executive compensation program does not encourage excessive risk or unnecessary risk taking. The Board further oversees management of enterprise risks as well as financial risks and is also responsible for overseeing potential conflicts of interests.

13 | Page

Board Leadership Structure

Our Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board of Directors should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee.  Our Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of us and our stockholders.  The Board of Directors believes that Dr. Raj Rajeswaran's service as both Chief Executive Officer and Chairman of the Board is in the best interest of us and our stockholders.  Dr. Raj Rajeswaran possesses detailed and in-depth knowledge of the issues, opportunities and challenges we face and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters.  His combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers, particularly during times of turbulent economic and industry conditions.

Board Nomination

The Board will be responsible for identifying, screening and recommending candidates to the Board of Directors for Board of Director membership; advising the Board of Directors with respect to the corporate governance principles applicable to us; and overseeing the evaluation of the Board of Directors and management.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•

high personal and professional ethics and integrity;

•

the ability to exercise sound judgment;

•

the ability to make independent analytical inquiries;

•

a willingness and ability to devote adequate time and resources to diligently perform Board of Directors and committee duties; and

•

the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Board will also take into account when considering whether to nominate a potential director candidate the following factors:

•

whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•

whether the person’s nomination and election would enable the Board of Directors to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•

whether the person would qualify as an “independent” director under the listing standards of the various stock markets and exchanges;

•

the importance of continuity of the existing composition of the Board of Directors to provide long-term stability and experienced oversight; and

•

the importance of diversified Board of Director membership, in terms of both the individuals involved and their various experiences and areas of expertise.

14 | Page

The Board will also consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Board of Directors must comply with the following:

•

the recommendation must be made in writing to our Corporate Secretary;

•

the recommendation must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between us and the candidate within the last three years and evidence of the recommending person’s ownership of our common stock;

•

the recommendation shall also contain a statement from the recommending stockholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and

•

a statement from the stockholder nominee indicating that such nominee wants to serve on the Board of Directors and could be considered “independent” under the listing standards of the various stock markets and exchanges and the SEC, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Board of Directors according to the criteria discussed above and in the same manner as all other director candidates.

Code of Ethics

We have adopted a code of business conduct and ethics (within the meaning of Item 406(b) of Regulation S-K) that applies to our directors, officers and employees. The code of business conduct and ethics is designed to deter wrongdoing and to promote honest and ethical conduct and full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications. The code of business conduct and ethics promotes compliance with applicable governmental laws, rules and regulations. The code of business conduct and ethics is posted to our website.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors by writing to us as follows:  Sentry Petroleum Ltd., attention:  Corporate Secretary, 999 18th Street, Suite 3000, Denver, CO 80202. Stockholders who would like their submission directed to a particular member of the Board of Directors may so specify and the communication will be forwarded as appropriate.

Compensation of Directors

Our Directors do not and will not receive a salary or fees for serving as a director, nor do they receive any compensation for attending meetings of the Board of Directors or serving on committees of the Board of Directors. They are not entitled to reimbursement of expenses incurred in attending meetings.

Director Compensation

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)
John Kaldi	2011	$0	$0	$57,477	$0	$0	$0	$1,634
	2010	$0	$0	$4,812	$0	$0	$0	$1,634
	2009	$0	$0	$1,634	$0	$0	$0	$1,634

The amounts included in the "Option Awards" column in the Director Compensation table reflect the dollar amounts recognized for financial statement reporting purposes for the fiscal year ended February 28, 2010 in accordance with Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004), "Share-Based Payment" (SFAS No. 123(R)), excluding forfeitures. The "Stock Awards" column generally includes amounts from awards granted in.

Stock Option and Restricted Stock Grants

Name of Individual	Number of Restricted Shares of Common Stock Granted	Number of Options Granted	Average per Share Exercise Price
Dr. Raj Rajeswaran	0	1,250,000	$1.04
Alan Hart	0	550,000	$1.22
Dr. Paul Boldy	0	650,000	$1.96
Dr. John Kaldi	0	75,000	$1.43
Arne Raabe	0	700,000	$1.40

The following table includes the assumptions used in the calculation of these amounts.

Assumptions

Grant Date	Risk-Free Interest Rate (%)	Dividend Yield (%)
2/26/10	2.30	0
11/4/10	1.35	0
2/8/11	2.39	0

The following table provides information on the outstanding equity awards for officers and directors at fiscal year-end February 28, 2011.

Outstanding Equity Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that have not Vested (#)	Market Value of Shares of Stock that have not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Raj Rajeswaran	250,000	125,000	0	$1.04	Feb 29/2014	0	$0
	0	625,000	0	$0.25	Feb 22/2015	0	$0
	0	250,000	0	$3.01	Feb 8/2016	0	$0
Alan Hart	100,000	50,000	0	$1.04	Feb 29/2014	0	$0
	0	250,000	0	$0.25	Feb 22/2015	0	$0
	0	150,000	0	$3.01	Feb 8/2016	0	$0
Arne Raabe	100,000	50,000	0	$1.04	Feb 29/2014	0	$0
	0	300,000	0	$0.25	Feb 22/2015	0	$0
	0	250,000	0	$3.01	Feb 8/2016	0	$0
John Kaldi	16,667	8,333	0	$1.04	Feb 29/2014	0	$0
	0	25,000	0	$0.25	Feb 22/2015	0	$0
	0	25,000	0	$3.01	Feb 8/2016	0	$0
Paul Boldy	0	400,000	0	$1.30	Nov 12/2015	0	$0
	0	250,000	0	$3.01	Feb 8/2016	0	$0
Sandy Belford	66,667	33,333	0	$1.04	Feb 29/2014	0	$0
	0	100,000	0	$0.25	Feb 22/2015	0	$0
	0	150,000	0	$3.01	Feb 8/2016	0	$0
Heather Grant	16,667	8,333	0	$1.04	Feb 29/2014	0	$0
	0	25,000	0	$0.25	Feb 22/2015	0	$0
Geoff Weir	0	25,000	0	$3.01	Feb 8/2016	0	$0

17 | Page

Option/SAR Grants

On February 22, 2010, November 12, 2010, and February 8, 2011, management options were awarded to our Board of Directors and management team. The fair value of each option grant, as opposed to its exercise price, is estimated on the date of grant using the Black-Scholes option-pricing model. Management option expense is recorded in General and Administrative in the accompanying consolidated statements of income, and were $242,831 and $731,563 for the years ending February 28, 2010 and 2011, respectively.

Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Values

No stock options were exercised by any named executive officer during the 2011 or 2009 fiscal years and there are 550,000 stock options available for exercise at an average exercise price of $1.04 per share at February 28, 2011 and at the date of this report.

Long-Term Incentive Plan Awards

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance to occur over a period longer than one fiscal year, whether such performance is measured by reference to our financial performance, our stock price, or any other measure.

Equity Compensation Plan Information

Plan Category	Number of Securities to be issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding Securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	825,000	$1.04	0
Equity compensation plans not approved by security holders	2,825,000	$1.47	0
Total	3,650,000	$1.38	0

The options were awarded to officers and directors by board resolution and were not part of an ongoing compensation plan.

18 | Page

PROPOSAL 2

APPROVAL OF STOCK OPTION AWARDS

The Company is seeking stockholder approval for the issuance of 2,825,000 options to certain management and directors. On February 22, 2010, November 12, 2010 and February 8, 2011 the Board awarded options to certain officers and directors of the Company. The exercise price of $0.25, $1.31, and $3.01 for such options was set to the closing stock price on the date the options were awarded, respectively. Of these options, 2,825,000 options were awarded contingent on stockholder approval.  These options have a five year exercise period and a three year vesting period, with two thirds of the options vesting after 24 months and one third after 36 months. All options are scheduled to vest upon receipt of initial 3P reserves from an independent petroleum engineering firm, if such reserves are certified within 36 months of issuance. .

The Board of Directors believes that it is in the best interests of the Company and our stockholders for the Company to approve the issuance of 2,825,000 options to certain management and directors.  The Board believes that equity awards assist in retaining, motivating and rewarding employees, executives and consultants by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees with the interests of our stockholders.  Our named executive officers and directors have an interest in this proposal because they are the recipients of such option grants.

Vote Required

The affirmative vote of a majority of the votes cast will be required to approve the issuance of 2,825,000 options to certain management and directors.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE PREVIOUS ISSUANCE OF 2,825,000 OPTIONS TO CERTAIN MANAGEMENT AND DIRECTORS.

19 | Page

EXECUTIVE COMPENSATION

The following table presents information concerning the total compensation of the Company’s Chief Executive Officer, Chief Financial Officer and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) for services rendered to the Company in all capacities for the fiscal years ended February 28, 2011 and 2010:

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Raj Rajeswaran President, CEO and Director	2011 2010 2009	$0 $0 $0	$0 $0 $0	$0 $0 $0	$574,772 $108,037 $24,503	$0 $0 $0	$0 $0 $0	$0 $0 $0	$574,772 $108,037 $24,503
Alan Hart Vice President of Exploration and Director	2011 2010 2009	$0 $0 $0	$0 $0 $0	$0 $0 $0	$344,863 $43,214 $9,801	$0 $0 $0	$0 $0 $0	$0 $0 $15,000	$344,863 $43,214 $24,801
Paul Boldy Chief Financial Officer and Director	2011 2010 2009	$0 $0 $0	$0 $0 $0	$0 $0 $0	$1,009,643 $0 $0	$0 $0 $0	$0 $0 $0	$0 $0 $0	$1,009,643 $0 $0
Arne Raabe Secretary and Director	2011 2010 2009	$0 $0 $0	$0 $0 $0	$0 $0 $0	$574,772 $44,016 $9,801	$0 $0 $0	$0 $0 $0	$0 $0 $0	$574,772 $44,016 $9,801
Heather Grant Former Secretary	2011 2010 2009	$0 $0 $0	$0 $0 $0	$0 $0 $0	$0 $6,937 $1,634	$0 $0 $0	$0 $0 $0	$3,172 $4,000 $5,150	$3,172 $10,937 $6,784

Compensation Policy

The Company’s executive compensation plan is based on attracting and retaining qualified professionals who possess the skills and leadership necessary to enable the Company to achieve earnings and profitability growth to satisfy its stockholders. The Company must, therefore, create incentives for these executives to achieve both Company and individual performance objectives through the use of performance-based compensation programs. No one component is considered by itself, but all forms of the compensation package are considered in total. Wherever possible, objective measurements will be utilized to quantify performance, but many subjective factors still come into play when determining performance.

Compensation Components

The main element of our compensation package is stock option awards. Currently, none of our officers receive a salary as the Company does not have full time employees. All executive officers and the secretary are engaged as consultants. The Board of Directors determined the stock option awards based on numerous factors, some of which include responsibilities incumbent with the role of each executive to the Company, tenure with the Company, as well as Company's performances.  The vesting period of said options is also tied, in some instances, to Company performance directly related to certain executive’s responsibilities with the Company.

Employment Contracts; Termination of Employment and Change-in-Control Arrangements.

There are no compensation arrangements for employment, termination of employment or change-in-control between the named executive officers and the Company.  There are no present arrangements or pledges of our securities that may result in a change of control of our Company.

20 | Page

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

We are not directly or indirectly owned or controlled by a corporation or foreign government. As of June 27, 2011, we had an authorized share capital of 200,000,000 common shares with a par value of $0.0001 per share of which 47,386,207 shares are issued and outstanding.

The following table sets forth, as of June 20, 2011, the beneficial shareholdings of persons or entities holding five percent (5%) or more of our common stock, each director individually, each named executive officer and all of our directors and officers as a group. Each person has sole voting and investment power with respect to the shares of common stock shown, and all ownership is of record and beneficial.

Name and Address of Owner	Title of Class	Number of Shares Owned	Percentage of Class	Number of Unvested Shares	Number of Shares Owned Including Unvested Shares	Percentage of Class Including Unvested Shares
Management team (1) 999 18th Street Suite 3000 Denver CO 80202	Common	10,000,000	19.6%	0	10,000,000	19.6%
Alan Hart 999 18th Street Suite 3000 Denver CO 80202	Common	100,000 (2)	0.2%	450,000(6)	550,000	1.1%
John Kaldi 999 18th Street Suite 3000 Denver CO 80202	Common	16,667 (3)	0.0%	58,333 (6)	75,000	0.1%
Arne Raabe 999 18th Street Suite 3000 Denver CO 80202	Common	124,600 (4)	0.2%	600,000 (8)	724,600	1.4%
Raj Rajeswaran 999 18th Street Suite 3000 Denver CO 80202	Common	250,000 (5)	0.5%	1,000,000 (9)	1,250,000	2.4%
Paul Boldy 999 18th Street Suite 3000 Denver CO 80202	Common	0	0.0%	650,000 (10)	650,000	1.3%
All Officers and Directors as a Group (five persons)	Common	10,024,600	20.6%	2,758,333	13,249,600	26.0%

1)

Shares owned through SPM Group Limited. There is an understanding between SPM Group Limited and the board of directors that current directors and officers may participate in the ownership of SPM Group Limited.

2)

Includes 100,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days at a price of $1.04.

3)

Includes 16,667 shares of common stock underlying options that are currently exercisable or exercisable within 60 days at a price of $1.04.

4)

Includes 100,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days at a price of $1.04.

5)

Includes 250,000 shares of common stock underlying options that are currently exercisable or exercisable within 60 days at a price of $1.04.

6)

Includes 50,000 shares of common stock underlying options yet to vest and 400,000 shares of common stock underlying options that will not become effective until approval by our stockholders. On February 22, 2010 the Board awarded Mr. Hart, as part of a group of Officers and Directors, 250,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $0.25 per option, the closing price for the Company’s common stock on the date of award. On February 8, 2011 the Board awarded Mr. Hart, as part of a group of Officers and Directors, 150,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $3.01 per option, the closing price for the Company’s common stock on the date of award.

7)

Includes 8,333 shares of common stock underlying options yet to vest and 50,000 shares of common stock underlying options that will not become effective until approval by our stockholders. On February 22, 2010 the Board awarded Dr. Kaldi, as part of a group of Officers and Directors, 25,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $0.25 per option, the closing price for the Company’s common stock on the date of award. On February 8, 2011 the Board awarded Dr. Kaldi, as part of a group of Officers and Directors, 25,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $3.01 per option, the closing price for the Company’s common stock on the date of award.

21 | Page

8)

Includes 50,000 shares of common stock underlying options yet to vest and 550,000 shares of common stock underlying options that will not become effective until approval by our stockholders. On February 22, 2010 the Board awarded Mr. Raabe, as part of a group of Officers and Directors, 300,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $0.25 per option, the closing price for the Company’s common stock on the date of award. On February 8, 2011 the Board awarded Mr. Raabe, as part of a group of Officers and Directors, 250,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $3.01 per option, the closing price for the Company’s common stock on the date of award.

9)

Includes 125,000 shares of common stock underlying options yet to vest and 875,000 shares of common stock underlying options that will not become effective until approval by our stockholders. On February 22, 2010 the Board awarded Dr. Rajeswaran, as part of a group of Officers and Directors, 625,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $0.25 per option, the closing price for the Company’s common stock on the date of award. On February 8, 2011 the Board awarded Dr. Rajeswaran, as part of a group of Officers and Directors, 250,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $3.01 per option, the closing price for the Company’s common stock on the date of award.

10)

Includes 650,000 shares of common stock underlying options that will not become effective until approval by our stockholders. On November 12, 2010 the Board awarded Dr. Boldy 400,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $1.30 per option, the closing price for the Company’s common stock on the date of award. On February 8, 2011 the Board awarded Dr. Boldy, as part of a group of Officers and Directors, 250,000 common share options subject to stockholder approval. The options are excisable for 5 years at a price of $3.01 per option, the closing price for the Company’s common stock on the date of award.

As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

There are no limitations on future issuance of our common stock to management, promoters or their affiliates or associates. We may issue stock to these individuals for services rendered in lieu of cash payments. An issuance of stock will dilute your ownership in our company and might result in a reduction of your share value. We currently have no plans for the issuance of shares to management or promoters or their affiliates or associates for services rendered.

22 | Page

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed K.R. Margetson Ltd as the independent registered public accounting firm to audit our financial statements for the fiscal year ending February 28, 2012 and recommends that our stockholders vote for ratification of such appointment.  During the 2011 fiscal year, K.R. Margetson Ltd served as our independent registered public accounting firm and also provided certain tax and other non-audit services.  Although we are not required to seek stockholder approval of this appointment, the Board believes it to be sound corporate governance to do so.  Notwithstanding the selection by the Board of K.R. Margetson Ltd, the Board of Directors may direct the appointment of a new independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interest and in that of our stockholders.  If the appointment is not ratified, the Board if Directors will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Board of Directors believes that K.R. Margetson Ltd is well suited to provide the services that the Company requires in 2011 and beyond.  Representatives of K.R. Margetson Ltd are not expected to attend the annual meeting.

Audit Fees

The aggregate fees billed by our auditors for professional services rendered in connection with a review of the financial statements and the audit of our annual financial statements for the fiscal years ending February 28, 2011 and year ending February 28, 2010 were $13,747 and $13,450, respectively.

Audit-Related Fees

Our auditors did not bill any additional fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

Financial Information Systems Design and Implementation Fees

For the most recent fiscal year, there were no fees billed by the Company’s auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company’s information system or managing the Company’s local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company’s financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company’s board of directors did not consider whether such expenditures were compatible with maintaining the auditor’s independence from the Company.

Tax Fees

The aggregate fees billed by our auditors for professional services for tax compliance, tax advice, and tax planning were $0 and $0 for the fiscal years ended February 28, 2011 and February 28, 2010.

All Other Fees

The aggregate fees billed by our auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal years ended February 28, 2011 and February 28, 2010.

The Board of Directors’ practice is to consider and approve in advance all proposed audit and non-audit services to be provided by our independent registered public accounting firm.  All of the fees shown above were pre-approved by the Board of Directors.  The audit report of K.R. Margetson Ltd on the financial statements of the Company for the fiscal years ended February 28, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for the fiscal years ended February 28, 2011 and 2010 contained an uncertainty about the Company's ability to continue as a going concern. During our fiscal years ended February 28, 2011 and 2010, there were no disagreements with K.R. Margetson Ltd on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to K.R. Margetson Ltd’s satisfaction would have caused it to make reference to the subject matter of such disagreements in connection with its reports on the financial statements for such periods. During our fiscal years ended February 28, 2011 and 2010, there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

23 | Page

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the annual meeting will be required to ratify the appointment of K.R. Margetson Ltd  as our independent registered public accounting firm.  Abstentions will have the effect of a vote against this proposal, and broker non-votes will have no effect on the outcome of the vote with respect to this proposal.

Recommendation

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
FOR THE RATIFICATION OF THE APPOINTMENT OF K.R. MARGETSON LTD.  AS THE INDEPENDENT REGISTERED ACCOUNTING FIRM OF SENTRY PETROLEUM LTD. FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2012.

24 | Page

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially owns more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. As best the Company was able to determine, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended February 28, 2011:

	Number of late reports	Transactions not timely reported	Known failures to file a required form
Alan Hart, Vice President and Director	0	0	0
Paul Boldy, Chief Financial Officer and Director	0	0	0
John Kaldi, Director	0	0	0
Raj Rajeswaran, President, Chief Executive Officer, and Director	0	0	0
Arne Raabe, Corporate Secretary and Director	0	0	0

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best knowledge of the Company, during the past five years, none of the following occurred with respect to a present or former director or executive officer: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of any competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of our directors or executive officers, nor any proposed nominee for election as a director, nor any person who beneficially owns, directly or indirectly, shares carrying more than five percent (5%) of the voting rights attached to all of our outstanding shares, nor any members of the immediate family (including spouse, parents, children, siblings, and in-laws) of any of the foregoing persons has any material interest, direct or indirect, in any transaction during the last two years or in any presently proposed transaction which, in either case, has or will materially affect us.

Indemnification Agreements with Directors and Officers

The Company has entered into Indemnification Agreements with the officers and directors (the “Indemnitee”) whereby the Indemnitees are, to the maximum extent permitted by applicable law, indemnified and saved harmless from and against any and all Claims and Actions, whether civil, criminal, quasi-criminal or administrative, and whether actually instituted or threatened, of every nature and kind whatsoever made or brought at any time against the Indemnitees by reason that the Indemnitees are or were a director, officer, or employee of the Company or a Subsidiary, whether made or brought by the Company, by any shareholder or employee of the Company, by any person, firm, company or government within or outside the United States, or by any governmental department, body, commission, board, bureau, agency or instrumentality, arising out of or in any way connected with any act or omission by the Indemnitees, or of the Company or a Subsidiary or the management, operation or existence of the Company or a Subsidiary including all proceedings and prosecutions, whether civil, criminal, quasi-criminal or administrative, and from and against any and all liabilities, losses, damages, costs, charges, expenses, fines and penalties which the Indemnitees sustain or incur, including any amount paid to settle a Claim, Action or prosecution or to satisfy a judgment or verdict, by reason that the Indemnitees are or were a director, officer or employee of the Company or a Subsidiary (including but not limited to attorneys fees and amounts paid to settle any action, satisfy any judgment or pay any fines or penalties, and including any costs, charges, expenses and attorneys fees Indemnitees may incur in enforcing this Agreement (collectively “Expenses”)).

 Significant Employees

The Company does not have full time employees. All executive officers and the secretary are engaged as consultants.

25 | Page

Family Relationships

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

The Company has entered into Indemnification Agreements with the officers and directors (the “Indemnitee”) whereby the Indemnitees are, to the maximum extent permitted by applicable law, indemnified and saved harmless from and against any and all Claims and Actions, whether civil, criminal, quasi-criminal or administrative, and whether actually instituted or threatened, of every nature and kind whatsoever made or brought at any time against the Indemnitees by reason that the Indemnitees are or were a director, officer, or employee of the Company or a Subsidiary, whether made or brought by the Company, by any shareholder or employee of the Company, by any person, firm, company or government within or outside the United States, or by any governmental department, body, commission, board, bureau, agency or instrumentality, arising out of or in any way connected with any act or omission by the Indemnitees, or of the Company or a Subsidiary or the management, operation or existence of the Company or a Subsidiary including all proceedings and prosecutions, whether civil, criminal, quasi-criminal or administrative, and from and against any and all liabilities, losses, damages, costs, charges, expenses, fines and penalties which the Indemnitees sustain or incur, including any amount paid to settle a Claim, Action or prosecution or to satisfy a judgment or verdict, by reason that the Indemnitees are or were a director, officer or employee of the Company or a Subsidiary (including but not limited to attorneys fees and amounts paid to settle any action, satisfy any judgment or pay any fines or penalties, and including any costs, charges, expenses and attorneys fees Indemnitees may incur in enforcing this Agreement (collectively “Expenses”)).

Indemnification

Pursuant to the articles of incorporation and bylaws of the corporation, we may indemnify an officer or director who is made a party to any proceeding, including a lawsuit, because of his position, if he acted in good faith and in a manner he reasonably believed to be in our best interest. In certain cases, we may advance expenses incurred in defending any such proceeding. To the extent that the officer or director is successful on the merits in any such proceeding as to which such person is to be indemnified, we must indemnify him against all expenses incurred, including attorney's fees. With respect to a derivative action, indemnity may be made only for expenses actually and reasonably incurred in defending the proceeding, and if the officer or director is judged liable, only by a court order. The indemnification is intended to be to the fullest extent permitted by the laws of the state of Nevada.  Regarding indemnification for liabilities arising under the Securities Act of 1933 which may be permitted to directors or officers pursuant to the foregoing provisions, we are informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy, as expressed in the Act and is, therefore unenforceable.

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for action at the annual meeting.  However, if any other matter is properly presented at the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

FUTURE PROPOSALS OF STOCKHOLDERS

The deadline for stockholders to submit proposals to be considered for inclusion in the proxy statement for the next annual meeting of stockholders is March 7, 2012.

ANNUAL REPORT

This proxy statement is accompanied by a copy of our annual report for the fiscal year ended February 28, 2011.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

26 | Page

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

By Order of the Board of Directors

DR. RAJ RAJESWARAN

Dr. Raj Rajeswaran

Chief Executive Officer,

President and Director

27 | Page

SENTRY PETROLEUM LTD.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE 2011 ANNUAL MEETING OF STOCKHOLDERS

To be held on Monday, August 15, 2011

The undersigned hereby appoints DR. RAJESWARAN and ARNE RAABE, and each of them, as proxies, each with full power of substitution, and authorizes them to represent and to vote as designated on the reverse side of this form, all the shares of common stock of SENTRY PETROLEUM LTD. held of record by the undersigned on June 27, 2011, at the 2011 Annual  Meeting of Stockholders to be held on Monday, August 15, 2011, at 10:00 am local time at Level 29 - 221 St Georges Terrace, Perth Western Australia 6000, or any adjournment or postponement of such annual meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED:

1.	FOR the election of the five nominees to the Board of Directors named herein;

2.	FOR the approval of the previous issuance of 2,825,000 options to certain management and directors;

3.	FOR the ratification of the appointment of K.R. Margetson Ltd as our independent registered public accounting firm; and

4.	In their discretion, the proxies are authorized to vote upon such other business that may properly come before the annual meeting.

(Continued and to be dated and signed on the reverse side).

28 | Page

2011 ANNUAL MEETING OF STOCKHOLDERS OF

SENTRY PETROLEUM LTD.

Monday, August 15, 2011

Please date, sign and mail your proxy card in the
envelope provided as soon as possible

i   Please detach along perforated line and mail in the envelope provided.  i

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE PROPOSALS

Please Mark Your Vote In Blue Or Black As Shown Here x

Proposal 1.

To elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified:

Nominees
x	FOR	x	AGAINST	DR. RAJ RAJESWARAN
x	FOR	x	AGAINST	ALAN HART
x	FOR	x	AGAINST	DR. JOHN KALDI
x	FOR	x	AGAINST	ARNE RAABE
x	FOR	x	AGAINST	DR. PAUL BOLDY

Proposal 2.

To approve the previous issuance of 2,825,000 options to certain officers and directors of the Company:

x	FOR	x	AGAINST

Proposal 3.

To ratify the appointment of K.R. Margetson Ltd. as our independent registered public accounting firm.

x	FOR	x	AGAINST

Proposal 4.

In their discretion, upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

x	FOR	x	AGAINST

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.

____________________________

    _____________________________

(Signature)

    (Signature, if held jointly)

Dated:_____________________, 2011

NOTE:  Please sign exactly as your name appears hereon and mail it promptly even though you may plan to attend the annual meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.

29 | Page